Trover™ Solutions, Inc.

Results of 4th Quarter 2002

February 4, 2003

Safe Harbor Statement

This presentation contains written and oral statements that constitute "Forward-looking Statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include the intent, belief or current expectations of the Company and members of its management team, current operating trends and the Company's future financial performance and operating results, as well as the assumptions on which such statements are based. Prospective investors are cautioned that the forward-looking statements contained in this presentation are not guarantees of future performance and involve risks and uncertainties, and that the actual results may differ materially from those contemplated by such forward-looking statements. Important factors that could cause actual results to differ materially from those contemplated in this presentation include, but are not limited to, the Company's lack of operating history in the property and casualty market, the ability of the Company to replicate the recoveries and gross margins achieved in the healthcare subrogation market in the property and casualty market, the ability of the Company to successfully implement its sales and marketing strategy, product development strategy, operating strategy and acquisition strategy, the effects of, the risks in managing and replacing, the loss of business from its largest client, the Company's ability to manage growth, changes in laws and government regulations applicable to the Company, changes in historical relationships among such key operating indicators as lives sold, lives installed, backlog and throughput and in the predictive value of these indicators with respect to certain aspects of the Company's financial results and all the risks inherent in the development and implementation of a new product or service. Additional factors that could cause actual results to differ materially from those contemplated in this presentation can be found in the Company's Safe Harbor Compliance Statement included as Exhibit 99.1 to its Annual Report on Form 10-K for the year ended December 31, 2001 as amended by Exhibit 99.2 to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2002.

Adjusted* Earnings per Share


$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.19
$0.14
$0.72
$0.55
Q4 '02
Q4 '01
2002
2001

*Eliminates goodwill amortization, loss on building and income tax credit in 2001.

Trover Solutions, Inc.

Cash Flow from Operations per Diluted Share


$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$0.44
$0.37
$1.45
$0.60
Q4 '02
Q4 '01
2002
2001

Trover™

Solutions, Inc.

Segment Data

4th Quarter 2002

Healthcare Recovery Services - Segment Revenue



$68,788
$63,960
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$16,606
$16,966
Q4 '02
Q4 '01
2002
2001

Trover
Solutions, Inc.

Healthcare Recovery Services - Segment Adjusted* Pretax Income



$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$7,247
$6,249
$28,771
$23,980
Q4 '02
Q4 '01
2002
2001

* Eliminates goodwill amortization in 2001.

Trover Solutions, Inc.

2002 Healthcare Recovery Services - Sold YTD + Forecast Segment Sales


Lives in Millions
15.0
12.0
9.0
6.0
3.0
0.0
10.5
11.2
2002 Forecast
Sold in 2002

Trover Solutions, Inc.

TransPaC Segment Results for Q4 & YE 2002

(in thousands)

	Q4		YE	
	2002	2001	2002	2001
Segment revenues	$ 278	$ 76	$ 678	$ 187
Pretax loss	$(221)	$(327)	$(1,016)	$(1,142)

Trover Solutions, Inc.

Troveris Segment Results for Q4 and YE 2002

(in thousands)

	Q4		YE	
	2002	2001	2002	2001
Segment revenues	$ 252	$ 0	$ 764	$ 0
Pretax loss	$(190)	$(350)	$(792)	$(1,309)

Trover Solutions, Inc.

Troveris Segment Sales

- UMR conversion complete
- Number of prospects at QE: 31
  - 29 Healthcare, approximately 39.4 million lives
  - 2 P&C

Trover™
Solutions, Inc.

2003 Summary Guidance

2003 Earnings Guidance

	EPS Forecast
• Q1:	$0.18 ±
• Q2:	$0.19 ±
• Q3:	$0.20 ±
• Q4:	$0.21 ±
• Year 2003:	$0.72 - $0.84

This forecast constitutes forward-looking information.

Trover Solutions, Inc.

2003 Revenue Forecast

(In millions)

	Revenue Range		
Healthcare	$64.7	-	$66.8
TransPaC	2.2	-	3.0
Troveris	2.0	-	2.4
Eliminations	(1.9)	-	(1.9)
Consolidated	$67.0	-	$70.3

This forecast constitutes forward-looking information.

Trover Solutions, Inc.

2003 Pretax Income Forecast

(In millions)

	Pretax Range		
Healthcare	$27.3	-	$28.3
TransPaC	(0.4)	-	0.0
Troveris	(0.2)	-	0.2
Corporate	(16.3)	-	(16.0)
Consolidated	$ 10.4	-	$12.5

This forecast constitutes forward-looking information.

Trover Solutions, Inc.

Trover™

Solutions, Inc.